AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 29, 2024 (this “Amendment”), is by and among (a) Schneider Receivables Corporation, a Delaware corporation (the “Seller”), (b) Schneider National, Inc., a Wisconsin corporation, as initial Servicer (the “Servicer”), (c) Wells Fargo Bank, N.A., a national banking association (“WFB” or a “Purchaser”), (d) PNC Bank, National Association (“PNC” or a “Purchaser”) and (e) Wells Fargo Bank, N.A., a national banking association, in its capacity as issuer of the Letters of Credit (in such capacity, the “L/C Issuer”) and in its capacity as administrative agent for the Purchasers and the L/C Issuer (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Purchasers and the L/C Issuer, the “Purchaser Parties”).
PRELIMINARY STATEMENT
The parties wish to amend that certain Amended and Restated Receivables Purchase Agreement, dated as of December 17, 2013, as heretofore amended and restated, by and among the Seller, the Servicer and the Purchaser Parties (the “Existing Agreement;” the Existing Agreement as amended hereby, the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings attributed thereto in the Existing Agreement.
Accordingly, the parties hereby agree as follows:
Section 1. Amendments to the Existing Agreement.
1.1. Sections 1.2 and 1.3 of the Existing Agreement are hereby amended and restated in their entirety to read, respectively, as follows:
Section 1.2 Increases.  If, on any Business Day prior to the Facility Termination Date, there is Investment Availability, the Seller (or the Servicer, on the Seller’s behalf) may, if desired, request an Incremental Purchase in accordance with this Section 1.2.  The Seller (or the Servicer, on the Seller’s behalf) shall provide each Purchaser with a Purchase Notice by 1:00 p.m. (New York City time) on the Business Day prior to each such Incremental Purchase.  Each Purchase Notice shall be subject to Section 4.2 hereof and shall (a) be prepared in accordance with the most recent Settlement Report, (b) be irrevocable and (c) specify the requested Purchase Price (which shall be at least $1,000,000) and the Purchase Date (which shall be a Business Day).  On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article IV, each of the Purchasers shall initiate a wire transfer to the Administrative Agent’s Account, in immediately available funds no later than 12:00 noon (New York City time), in an amount equal to such Purchaser’s Percentage of the Purchase Price of the Ownership Interest then being purchased as set forth in the Purchase Notice, and promptly upon the Administrative Agent’s receipt of such wire transfers, the Administrative Agent shall initiate a wire transfer to the Facility Account (or to such other account as may be specified in the applicable Purchase Notice, in immediately available funds, no later than 1:00 p.m. (New York City time), in an amount equal to the aggregate amount of the wires received; provided, however, that the failure to satisfy the conditions precedent set forth in Article IV shall not preclude an Incremental
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Purchase to the extent the proceeds thereof will be used to refinance outstanding Reimbursement Obligations; and provided further that:
(i)    if, in respect of any Incremental Purchase, any Purchaser fails to deliver immediately available funds in an amount equal to such Purchaser’s Percentage of the Purchase Price of the Ownership Interest then being purchased as set forth in the Purchase Notice (a “Funding Failure”), the Administrative Agent may, but shall not be required to, initiate a wire transfer of the entire requested Purchase Price to the Facility Account or as otherwise specified in the applicable Purchase Notice not later than 1:00 p.m. (New York City time) in anticipation of receiving each Purchaser’s Percentage thereof before the close of business on the Purchase Date; and
(ii)    if, in respect of any Incremental Purchase, a Funding Failure has occurred and the Administrative Agent elects to initiate a wire transfer of the entire requested Purchase Price as specified in clause (i) above, in the event any Purchaser that has caused a Funding Failure fails to wire transfer to the Administrative Agent such Purchaser’s Percentage of the requested Purchase Price before the close of business on the Purchase Date, (A) such Purchaser agrees to promptly pay to the Administrative Agent following demand therefor its Percentage of the requested Purchase Price, (B) the Administrative Agent shall be entitled to retain the defaulting Purchaser’s Percentage of payments of accrued Yield on account of the amount of such defaulting Purchaser’s Percentage of the requested Purchase Price that was funded on such Purchaser’s behalf by the Administrative Agent until the defaulting Purchaser has paid its Percentage of the requested Purchase Price to the Administrative Agent in full, and (C) WFB’s share of any unused fees under the Fee Letter shall be adjusted to shift any reduction in such unused fees arising from the amount of such defaulting Purchaser’s Percentage of the requested Purchase Price that was funded on such Purchaser’s behalf by the Administrative Agent to be borne by such defaulting Purchaser; provided that, for the avoidance of doubt, (x) the aggregate amount of unused fees payable by the Seller under the Fee Letter shall not be affected by any term of provision of this Section 1.2, (y) the Administrative Agent shall have sole authority and be solely responsible for giving effect to any adjustment to the allocation of unused fees described above, and (z) any Purchaser that has caused a Funding Failure shall have no claim or recourse against the Seller in respect of any adjustment so effected by the Administrative Agent.
Section 1.3 Reductions.  The Seller, in its discretion, shall have the right to reduce, in whole or in part the outstanding Aggregate Capital of the Purchasers in accordance with the following procedures. If the Seller elects to reduce the outstanding Aggregate Capital, it shall provide each Purchaser with irrevocable prior written notice in the form of Exhibit II-B hereto (each, a “Reduction Notice”) of any such proposed reduction not later than 1:00 p.m. (New York City time) one Business Day prior to the Business Day on which the proposed reduction is to occur (the “Proposed Reduction Date”).  Such Reduction Notice shall (a) be prepared in accordance with the most recent Settlement Report, and (b) designate (i) the Proposed Reduction Date, and (ii) the amount of Aggregate Capital to be reduced (the “Aggregate Reduction”) which shall be
Schneider A&R RPA Amendment No. 5

not less than $1,000,000 and shall be paid to the Administrative Agent’s Account for prompt distribution to the Purchasers ratably in accordance with their respective amounts of the Aggregate Capital then outstanding. Upon Seller’s payment of the Aggregate Reduction to the Administrative Agent’s Account, the Aggregate Capital shall be reduced by the amount of the Aggregate Reduction.  Only one (1) Reduction Notice shall be outstanding at any time.
1.2.    The definitions of the terms below set forth in Exhibit I to the Agreement are hereby amended and restated in their entirety to read, respectively, as follows:
“Facility Limit” means $200,000,000.

“Fee Letter” means that certain Fifth Amended and Restated Fee Letter dated as of May 29, 2024 by and among the Seller and the Purchaser Parties, as the same may be amended, restated or otherwise modified from time to time.
“Scheduled Termination Date” means May 28, 2027.
1.3.    Exhibit II-A to the Agreement is hereby amended and restated in its entirety to read as set forth in Annex A to this Amendment.
1.4.    Schedule A to the Agreement is hereby amended and restated in its entirety to read as set forth in Annex B to this Amendment.
Section 2. Representations and Warranties. In order to induce the Purchaser Parties to enter into this Amendment, each of the Seller and the Servicer hereby represents and warrants to them, as to itself, as follows: (a) after giving effect to this Amendment, each of the Seller’s and the Servicer’s representations and warranties in the Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date, (b) the execution and delivery by each of the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (c) this Amendment has been duly executed and delivered by each of the Seller and the Servicer, (d) the execution and delivery by the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby do not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (e) this Amendment constitutes the legal, valid and binding obligation of each of the Seller and the Servicer enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of .pdf counterparts hereof, duly executed by each of the parties hereto.
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Section 4. Miscellaneous.
4.1.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
4.2.    CONSENT TO JURISDICTION. EACH OF THE SELLER AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 4.2 SHALL AFFECT THE RIGHT OF ANY PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.
4.3.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.4.    Ratification; Binding Effect. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
4.5.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. To the fullest extent permitted by applicable law, a counterpart of this Amendment delivered by facsimile or other electronic means shall have the same force and effect as an originally executed counterpart hereof. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]
Schneider A&R RPA Amendment No. 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SCHNEIDER RECEIVABLES CORPORATION, as the Seller

By:    /s/ Jonathan G. Johnson
Name: Jonathan G. Johnson
Title: President

SCHNEIDER NATIONAL, INC., as the Servicer

By:     /s/ Darrell G. Campbell
Name: Darrell G. Campbell
Title: Executive Vice President - Chief Financial Officer

Schneider A&R RPA Amendment No. 5

WELLS FARGO BANK, N.A., individually as a Purchaser,
as L/C Issuer and as Administrative Agent

By:     /s/ Dale Abernathy
Name: Dale Abernathy
Title: Director

Schneider A&R RPA Amendment No. 5

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser

By:    /s/ Henry Chan
Name: Henry Chan
Title: Senior Vice President

Schneider A&R RPA Amendment No. 5

ANNEX A
EXHIBIT II-A
FORM OF PURCHASE NOTICE
[Date]
To:    Wells Fargo Bank, N.A. and
    PNC Bank, National Association
Re: PURCHASE NOTICE
Ladies and Gentlemen:
Reference is hereby made to the Amended and Restated Receivables Purchase Agreement dated as of September 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among Schneider Receivables Corporation (“Seller”), Schneider National, Inc., as initial Servicer, and the purchasers from time to time party thereto (the “Purchasers”), and Wells Fargo Bank, N.A., as L/C Issuer and as Administrative Agent for the Purchasers and the L/C Issuer (in such latter capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
The Purchaser Parties are hereby notified of the following Incremental Purchase:

Purchase Date:	______________, 20___
Aggregate Purchase Price:	$___________
WFB’s Percentage (60%):	$___________
PNC’s Percentage (40%):	$___________

Each of the Purchasers is hereby directed to wire transfer or otherwise deposit its Percentage of the Aggregate Purchase Price to the Administrative Agent’s Account (wiring instructions below) in immediately available funds no later than 12:00 noon (New York City time) on the Purchase Date specified above:

Account No.:    37235547964500734
Bank:         Wells Fargo Bank, N.A
420 Montgomery Street
San Francisco, CA, ABA No. 121-000-248
Reference:     Schneider Receivables Corporation

Promptly upon the Administrative Agent’s receipt of such wire transfer(s) or deposit(s), the Administrative Agent shall initiate a wire transfer to the Facility Account [/ the account specified below], in immediately available funds, no later than 1:00 p.m. (New York City time), in an amount equal to the aggregate amount of the wires or other deposits received[:

    Account Name:    _________________

Exhibit II-A-1

Account No.:    _________________
    Bank Name:    _________________
    Bank Location:    _________________
Reference:     _________________].1

In connection with the Incremental Purchase to be made on the above-specified Purchase Date, Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):
(i)    the representations and warranties set forth in Article III of the Receivables Purchase Agreement are true and correct in all material respects on and as of the Purchase Date of such Purchase as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date;
(ii)    no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;
(iii)    the Facility Termination Date has not occurred;
(iv)    no Investment Excess exists or will result from such Purchase; and
(v)    the Servicer shall have delivered to the Purchaser Parties on or prior to the date of such Purchase, in form satisfactory to the Administrative Agent, all Settlement Reports as and when due under Section 6.6 of the Receivables Purchase Agreement.

Very truly yours,
[SCHNEIDER NATIONAL, INC., as Servicer on behalf of]
SCHNEIDER RECEIVABLES CORPORATION

By: _______________________________
Name:
Title:
1 Delete bracketed punctuation and text if the Administrative Agent should fund into the Facility Account.

Exhibit II-A-2

ANNEX B
SCHEDULE A
COMMITMENTS

PURCHASER	COMMITMENT	PERCENTAGE
Wells Fargo Bank, N.A.	$120,000,000	60%
PNC Bank, National Association	$ 80,000,000	40%
Aggregate Commitment	$200,000,000	100%

Schedule A